EXHIBIT 23.1
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in the Registration Statements on Form S-8 (File Numbers 333-108216, 33-66826, 333-57249, 333-96903 and
333-103049) and Form S-3 (File Numbers 333-106964, 33-71416, 333-1748,
333-54804, 333-64734, 333-76556 and 333-90654) of Able Laboratories, Inc., of
our report dated February 13, 2004 appearing in this Annual Report on Form 10-K of Able Laboratories, Inc. for the year ended December 31, 2003.



/s/ Wolf & Company, P.C.
Boston, Massachusetts
March 15, 2004